UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2021

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E., Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2021, RGC Midstream, LLC (“Midstream”), a wholly-owned subsidiary of RGC Resources, Inc. (“Resources”), entered into a Loan Agreement ("Agreement") and an unsecured Promissory Note in the principal amount of $8,000,000 (the “Note”) with Atlantic Union Bank (“Atlantic Union”). The Note bears an interest rate of one month LIBOR plus 115 basis points with interest payable monthly and will convert to an installment loan with principal pay-down beginning in fiscal 2023. In connection with this Note and Agreement, Resources executed a Guaranty in favor of Atlantic Union guaranteeing timely payment and performance of obligations by Midstream. The loan matures on December 1, 2027.

The proceeds from this note will be used to refinance a portion of Midstream's existing debt under its current Promissory Notes ("Current Notes") and revolving Credit Agreement with Atlantic Union Bank and Truist Bank, originally dated December 29, 2015, as amended. As a result of this refinancing, the corresponding available balances on the Current Notes declined by the $8,000,000, thereby reducing the previous available $41,000,000 to $33,000,000.

Also, on November 1, 2021, Midstream executed an interest rate swap agreement for $8,000,000 corresponding to the term and draw provisions of the Note, which effectively converts the variable rate note to a fixed rate instrument with an effective annual interest rate of 2.443%.

The Agreements referenced above contain the same financial covenants included in other debt agreements including the limitation of Consolidated Long Term Indebtedness to not more than 65% of Consolidated Total Capitalization and Priority Indebtedness to not more than 15% of Consolidated Total Assets.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits.
10.1	Promissory Note in the principal amount of $8,000,000 by RGC Midstream, LLC with Atlantic Union Bank, dated as of November 1, 2021
10.2	Loan Agreement by and between RGC Midstream, LLC and Atlantic Union Bank, dated as of November 1, 2021
10.3	Swap Agreement by and between RGC Midstream, LLC and Atlantic Union Bank, executed on November 1, 2021
10.4	Guaranty by RGC Resources, Inc. with Atlantic Union Bank, dated as of November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: November 4, 2021	By: /s/ Lawrence T. Oliver
Lawrence T. Oliver
Vice President, Interim CFO, Corporate Secretary and Treasurer